Capital Risk Management	12 Months Ended
Dec. 31, 2019
Capital Risk Management [Abstract]
CAPITAL RISK MANAGEMENT

23.	CAPITAL RISK MANAGEMENT

For the purpose of the Group's capital management, capital includes called up share capital, share premium, share based payment reserve for options, convertible loan note reserve, share based payment reserve for warrants, capital reduction reserve and all other equity reserves attributable to the equity holders of the parent as reflected in the statement of financial position.

The Group adjusts its capital structure in light of changes in economic conditions and expected business demands on capital. In order to maintain or adjust its capital structure, the Group considers whether or not to pay dividends and adjusts the amount of any dividend payments to shareholders. The Group may also return capital to shareholders or issue additional shares.